SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – July 8, 2004

TOLLGRADE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-27312	25-1537134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code — (412) 820-1400

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
Tollgrade Communications, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 8, 2004, Tollgrade Communications, Inc. issued a press release announcing preliminary results for its fiscal second quarter ended June 26, 2004. The text of the press release is set forth in Exhibit 99.1 hereto.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.

Date: July 9, 2004	By:	/s/Christian L. Allison

Christian L. Allison
Chief Executive Officer

EXHIBIT INDEX

(Pursuant to Item 601 of Regulation S-K)

Exhibit
Number	Description and Method of Filing
99.1	Tollgrade Communications, Inc. Press Release dated July 8, 2004, announcing preliminary results of operations for the fiscal quarter ended June 26, 2004, filed herewith.